EXHIBIT 10.2

August 15, 2003

Bank of America, N.A.,
   as Administrative Agent
231 South LaSalle Street
Mail Code: IL1-231-08-03
Chicago,IL 60604
Attn: Kristine Thennes

Re: Request for Waiver and Amendment of Certain Provisions of the Fifth Amended and Restated Loan Agreement.

Prime Medical Services, Inc., a Delaware corporation (“Company”), certain Lenders (the “Lenders”), and Bank of America, N.A., as Administrative Agent for those Lenders (“Administrative Agent”), have entered into that certain Fifth Amended and Restated Loan Agreement (as renewed, extended, restated, and amended from time to time, the “Loan Agreement”) dated as of July 26, 2002. Under the terms of certain Guaranties (for each Guarantor defined below, the “Guaranty”), certain of the “Subsidiaries” (as defined in the Loan Agreement) of Company (collectively, the “Guarantors”) have guaranteed payment of the “Guaranteed Indebtedness” (as defined in the Guaranty). Unless otherwise specified (i) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and (ii) references to “Sections” are to sections of the Loan Agreement. Company hereby requests a waiver of certain terms and provisions of the Loan Agreement and amendments to certain other terms and provisions thereof, and Company, Lenders, and Administrative Agent have agreed to waive and amend certain provisions of the Loan Agreement, each subject to the terms and conditions contained herein.

Section 1.      Company Request. Company has formed a Wholly-Owned Subsidiary of the Company for the purpose of acquiring Aluminum Body Corporation, a California corporation (the “Aluminum Body Acquisition”). In connection with the Aluminum Body Acquisition, Company assumed the obligations of Aluminum Body Corporation under a guaranty of a letter of credit (the “LC Guaranty”). Certain assets acquired by Company in the Aluminum Body Acquisition were subject to existing liens (the “Aluminum Liens”). As a result of the Aluminum Body Acquisition, the LC Guaranty, and the Aluminum Liens, Company is not in compliance with (a) Paragraphs (e), (f), and (g) of the definition of Permitted Acquisition, (b) the prohibition on additional Liens set forth in Section 8.01 of the Credit Agreement, and (c) the prohibition on additional Debt set forth in Section 8.03 of the Credit Agreement (the violations referenced in subclauses (a) through (c) of this Section 1 are collectively, the “Covenant Violations”). Company has requested that Lenders waive any Default or Event of Default resulting from the Covenant Violations. Company has also requested that certain provisions of the Loan Agreement be amended.

                         Company has also advised Lenders that it has formed a Subsidiary (“Merger Sub”) into which Winemiller Communications, Inc., a Pennsylvania corporation, was merged resulting in a Wholly-Owned Subsidiary of the Company (the “Winemiller Acquisition”).

August 15, 2003

Section 2.     Waiver. By execution of this Waiver and Amendment, each Lender executing this Waiver and Amendment (collectively, "Consenting Lenders"), subject to the terms and conditions included herein, hereby:

A.	Waives the existence of the Covenant Violations and the Default or Event of Default created thereby;

B.

Agrees that the Debt represented by the LC Guaranty shall be excluded from the calculations of the financial covenants set forth in Section 8.11 until 12:00 noon (Dallas, Texas time) on December 30, 2003;

C.

In connection with the Winemiller Acquisition, the requirement set forth in Section (i) of the definition of “Permitted Acquisition” that the Administrative Agent receive pro forma financial statements of the Companies is hereby waived.

D.

In connection with the Winemiller Acquisition, the Default or Event of Default created by Company’s failure to satisfy the requirement set forth in Section 7.12 of the Loan Agreement that upon the formation of Merger Sub the Company must deliver articles of incorporation, bylaws, resolutions and such opinions as required by Administrative Agent, and cause Merger Sub to execute a Guaranty, Guarantor Security Agreement and Pledge Agreement is hereby waived.

Section 3. Amendments to the Loan Agreement. By execution of this Waiver and Amendment, the parties hereto have agreed to amend the Loan Agreement as follows:

           A.       Section 1.01 is hereby amended to amend the definition of “Permitted Acquisition” to add the following provisions at the end of such definition:

             (s)        the aggregate cash and assumption of Debt consideration of such Acquisition does not exceed three (3) times the EBITDA of the Target, subject to adjustments acceptable to the Administrative Agent where less than all of the business, assets or stock of the Target is acquired, for the four (4) fiscal quarters ending on the most recently ended fiscal period prior to the date of such Acquisition; and

             (t)        less than (i) ten percent (10%) of the assets of the Target are located outside the United States and (ii) ten percent (10%) of the Target’s revenues are derived from operations outside of the United States.

           Provided however, that, notwithstanding the foregoing, at any time in which Borrower’s Total Net Funded Debt to Adjusted EBITDA is greater than 3.0 to 1.0, Borrower may not make any Acquisitions other than Permitted Acquisitions in which the total consideration for all such Acquisitions is less than $2,000,000 in the aggregate in any twelve (12) month period.

August 15, 2003

           B.       Section 1.01 is hereby amended to delete the grid included in the definition of “Applicable Margin”
in its entirety and replace such grid with the following:

Total Net Funded Debt to
Adjusted EBITDA Ratio

Less than 2.0 to 1.0

Less than 2.50 to 1.0 but greater
than or equal to 2.00 to 1.0

Less than 3.00 to 1.0 but greater
than or equal to 2.50 to 1.0

Less than 3.50 to 1.0 but greater
than or equal to 3.00 to 1.0

Greater than or equal to 3.50 to 1.0
Applicable Margin: Base Rate Borrowings 0.50% 1.00% 1.50% 2.00% 2.50%	Applicable Margin: Eurodollar Rate Borrowings 2.00% 2.50% 3.00% 3.50% 4.00%	Applicable Margin: Commitment Fee 0.375% 0.50% 0.50% 0.625% 0.625%

           C.       Section 8.11(a) is hereby deleted in its entirety and replaced with the following:

           (a)        Total Net Funded Debt to Adjusted EBITDA. Borrower will not permit the Total Net Funded Debt to Adjusted EBITDA Ratio, determined as of the last day of each fiscal quarter of the Companies and for the four (4) fiscal quarter period then ending, to exceed the ratio set forth opposite such period below:

Period

July 1, 2003 through September 29, 2003

September 30, 2003 through December 30, 2003

December 31, 2003 through June 29, 2004

June 30, 2004 through December 30, 2004

December 31, 2004 and thereafter
Ratio 4.50 to 1.0 4.10 to 1.0 3.90 to 1.0 3.75 to 1.0 3.50 to 1.0

           Provided however, that if, as of the last date of any reporting period listed above, Borrower’s Total Net Funded Debt to Adjusted EBITDA Ratio is equal to or less than 3.0 to 1.0, then Borrower will not permit the Total Net Funded Debt to Adjusted EBITDA Ratio, determined as of the last day of each fiscal quarter of the Companies and for the four (4) fiscal quarter period then ending, commencing with the first fiscal quarter immediately following the quarter in which Total Net Funded Debt to Adjusted EBITDA Ratio was equal to or less than 3.0 to 1.0, to exceed the ratio set forth opposite such period below:

August 15, 2003

Period July 1, 2003 through June 30, 2004 July 1, 2004 and thereafter	Ratio 3.25 to 1.0 3.00 to 1.0

Section 4.     Representations. The Company and each Guarantor hereby represent and warrant to Administrative Agent and the Lenders that: (i) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; (ii) after giving effect to this letter and the waiver granted herein, neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan Document; and (iii) after giving effect to this letter and the waiver granted herein, no Default has occurred and is continuing.

Section 5.     Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that Administrative Agent or the Lenders may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document.

Section 6.     No Impairment. The waivers hereby granted by Administrative Agent and the Required Lenders (i) does not impair Administrative Agent’s or any of the Lenders’ rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents, and (ii) does not extend to any other Loan Document. The Loan Documents, as waived hereby continue to bind and inure to Administrative Agent, the Lenders, Company, the Guarantors, and their respective successors and permitted assigns.

Section 7.      Conditions Precedent. The effectiveness of this letter and waiver agreement is subject to the conditions precedent that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

A.	No Default. No Default other than the Covenant Violation shall have occurred and be continuing under the Loan Agreement.

B.

Representations and Warranties. All of the representations and warranties contained in Article VII of the Loan Agreement hereof and in each of the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents.

August 15, 2003

C.

Fees and Expenses. Payment (i) to each Lender executing a counterpart of this Agreement of a fee equal to its Commitment on the date hereof, multiplied by 20 basis points and (ii) of all fees and expenses of counsel for Administrative Agent in connection with the preparation and negotiation of this Amendment and Waiver.

D.

Updating Certificate. A Certificate signed by the Chief Executive or Chief Financial Officer or Vice President-Treasurer of Company and the Guarantors setting forth any changes to the Schedules to the Loan Agreement since the date of execution of the Loan Agreement.

E.

Permitted Acquisition Certificate. A duly executed and completed Permitted Acquisition Certificate substantially in the form of Exhibit I to the Loan Agreement with appropriate revisions to give effect to the waivers set forth herein.

F.

Collateral Documents. Guaranties, Guarantor Security Agreements, and Pledge Agreements, executed and delivered by Winemiller Communications, Inc. and the Company, blank stock powers, and other documents reasonably requested by Administrative Agent, including Articles of Incorporation duly certified by the Secretary of State of California, by-laws, and board of directors resolutions of Winemiller Communications, Inc.

Section 8.     Counterparts. This agreement, when countersigned by Company, Guarantors, Administrative Agent, and Required Lenders shall be a “Loan Document” as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 9.     Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

Very truly yours, PRIME MEDICAL SERVICES, INC., as Company By: _______________________________ Name: __________________________ Title: __________________________
Signature Page to Amendment and Waiver Letter

GUARANTORS:

PROSTATHERAPIES, INC.
LITHOTRIPTORS, INC.
FASTSTART, INC.
NATIONAL LITHOTRIPTORS ASSOCIATION
R.R. LITHO, INC.
OHIO LITHO, INC.
MEDTECH INVESTMENT, INC.
PRIME MEDICAL OPERATING, INC.
PRIME MANAGEMENT, INC.
PRIME LITHOTRIPTER OPERATIONS, INC.
PRIME DIAGNOSTIC SERVICES, INC.
PRIME LITHOTRIPSY SERVICES, INC.
PRIME DIAGNOSTIC CORP. OF FLORIDA
SUN MEDICAL TECHNOLOGIES, INC.
PRIME PRACTICE MANAGEMENT, INC.
PRIME SERVICE CENTER, INC.
          formerly known as Prime Cardiac Rehabilitation
         Services, Inc.
ALABAMA RENAL STONE INSTITUTE, INC.
PRIME KIDNEY STONE TREATMENT, INC.
SUN ACQUISITION, INC.
EXECUTIVE MEDICAL ENTERPRISES, INC.
PRIME RVC, INC.
AK ASSOCIATES, L.L.C.
PRIME MEDICAL MANUFACTURING, LLC
PRIME REFRACTIVE MANAGEMENT, L.L.C.
ALUMINUM BODY CORPORATION
WINEMILLER COMMUNICATIONS, INC.
    each as a Guarantor

By: _____________________________________
      Name: ________________________________
      Title:   ________________________________

PRIME MEDICAL MANAGEMENT, L.P.
  as a Guarantor

By: PRIME MEDICAL OPERATING, INC.,
       a Delaware corporation, its General Partner

     By:   __________________________________
             Name: _____________________________
Title: ______________________________
Signature Page to Amendment and Waiver Letter

AGREED AND ACCEPTED as of the date first stated above.

BANK OF AMERICA, N.A., as Administrative Agent By: _____________________________ Anne M. Zeschke Vice President

Signature Page to Amendment and Waiver Letter

BANK OF AMERICA, N.A., as a Lender By: _____________________________ Daniel H. Penkar Senior Vice President

Signature Page to Amendment and Waiver Letter

BANK ONE, NA, with its main office in Chicago, Illinois as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter

COMERICA BANK, as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter